Supplement to the
Fidelity® Strategic Income Fund
March 1, 2017
STATEMENT OF ADDITIONAL INFORMATION

Joanna Bewick no longer serves as co-lead portfolio manager of the fund.

Adam Kramer serves as co-lead portfolio manager of the fund.

The following information supplements similar information found in the "Management Contracts" section.

Adam Kramer is co-lead portfolio manager of Fidelity® Strategic Income Fund and receives compensation for his services. As of July 31, 2017, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. Kramer’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account or within a defined peer group assigned to each fund or account, (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below, and (iii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. The portfolio manager also receives a monthly impact score for each month of his tenure as manager of a fund or account. The monthly impact scores are weighted according to the portfolio manager’s tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR.

The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity® Strategic Income Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund’s customized benchmark index (described below), on which the fund’s target asset allocation is based. The portion of the portfolio manager’s bonus that is based on impact scores is based on how he allocates the fund's assets among the high yield, U.S. Government and investment grade, foreign developed markets, and emerging market asset classes, which are represented by the components of a composite index. The components of the composite index were 40% The BofA Merrill Lynch℠ US High Yield Constrained Index, 25% Bloomberg Barclays U.S. Government Bond Index, 15% Bloomberg Barclays Emerging Markets USD Aggregate Index, 15% Bloomberg Barclays Global Aggregate Developed Markets GDP Weighted ex USD Bond, and 5% S&P/LSTA Leveraged Performing Loan Index as of July 31, 2017. The portfolio manager’s bonus is based on the percentage of the fund actually invested in each asset class. The percentage overweight or percentage underweight in each asset class relative to the neutral mix is multiplied by the performance of the index that represents that asset class over the measurement period, resulting in a positive or negative impact score. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Kramer as of July 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	7	1
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$26,356	$2,497	$367
Assets Managed with Performance-Based Advisory Fees (in millions)	$1,572	none	none

* Includes Fidelity® Strategic Income Fund ($8,375 (in millions) assets managed).

As of July 31, 2017, the dollar range of shares of Fidelity® Strategic Income Fund beneficially owned by Mr. Kramer was none.

SSFB-17-01 1.808227.122	September 15, 2017